UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: December 22, 2003

Date of Report (Earliest Event Reported)

Citizens Bancshares Corporation

(Exact Name of Registrant as
Specified in its Charter)

Georgia	333-38509	58-1631302
(State or other jurisdiction (of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 Piedmont Avenue, NE, Atlanta, Georgia 30303
(Address of principal executive offices)

(404) 659-5959
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Item 5.  Other Events.

On December 22, 2003 Citizens Bancshares Corporation (the “Registrant”) issued a press release announcing revised third quarter earnings for 2003.  A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits.

  Exhibits 99.1

Press Release of Registrant, dated December 22, 2003, announcing revised 2003 third quarter results.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCSHARES CORPORATION

		By:	/s/ James E. Young
James E. Young
President and CEO

Dated:	December 22, 2003